Exhibit 99.1

Contact:	Gary Wehrle	Pacific Crest Capital, Inc.
	Chief Executive Officer	30343 Canwood Street
	818-865-3300	Agoura Hills, CA 91301

NEWS

PACIFIC CREST CAPITAL, INC. REPORTS 38% INCREASE IN FIRST QUARTER
2003 DILUTED EPS AND DECLARES 20% INCREASE IN CASH DIVIDEND TO
$.06 PER COMMON SHARE FOR SECOND QUARTER 2003

Agoura Hills, California, April 15, 2003...Pacific Crest Capital, Inc. (Nasdaq NM-PCCI) today reported that net income for the first quarter ended March 31, 2003 was $2,129,000, or $0.40 per share on a diluted basis, a 38% increase in diluted earnings per share over the $0.29 per share reported for the first quarter of 2002.  Return on average common equity was 19.3% for the first quarter ended March 31, 2003, compared to 15.9% for the comparable quarter in 2002.

The Company also announced that its Board of Directors has approved a 20% increase in the quarterly cash dividend to $.06 per common share for the second quarter of 2003.  The cash dividend will be paid on Friday, June 13, 2003 to shareholders of record as of the close of business on Friday, May 30, 2003.  Robert Dennen, Chief Financial Officer, commented, “This is the sixth increase in the cash dividend since the Company initiated paying a quarterly cash dividend at $0.025 per common share in the fourth quarter of 1998.”

Commenting on the first quarter of 2003 financial results, Gary Wehrle, Chief Executive Officer, stated, “We are pleased with the 38% increase in diluted earnings per share, the 19.3% return on average common equity, the fact that there were no loan write-offs, and the stellar asset quality.”  He added, “Loans outstanding remained basically flat during the first quarter of 2003, with $456.1 million at December 31, 2002 compared to $456.6 at March 31, 2003.  Lending activity remained at moderate levels in part due to general economic conditions and in part due to uncertainty about the business climate in the aftermath of the war.”  Mr. Wehrle continued, “Since late 2001 and continuing through the first quarter of 2003, the Company has required much higher than normal beginning debt service coverage ratios (from 1.5x to 2.0x, whereas 1.3x is considered normal) on new adjustable-rate income property loans in order to help insulate borrowers and Pacific Crest Bank from potential loan defaults caused by rising interest rates in the future.  While this loan underwriting practice has contributed to lower loan originations, it will serve borrowers and the Company well when interest rates rise.”

In reviewing the first quarter of 2003 operating results, Mr. Dennen stated, “Net interest income declined by $136,000, or 2%, in the first quarter of 2003, as compared to the immediately preceding quarter, primarily because yields on new loan originations were less than yields on loans that paid off during the quarter.”  He indicated, “The reduction in loan interest income was partially offset by a decline in interest expense on a portion of the Company’s interest-bearing liabilities, as well as higher interest income on investment securities related to an increase in U.S. agency mortgage-backed securities.”

Total non-interest income for the quarter ended March 31, 2003 was $912,000, a 46% increase over the comparable quarter a year ago.  Discussing first quarter fee income, Mr. Wehrle stated, “The Company sold $3.9 million of SBA 7(a) guaranteed loans during the first quarter of 2003 and recorded a gain on sale of $381,000.”  He added, “We expanded our SBA business development staff in late 2002 and our goal is to have reasonably constant quarterly fee income from the SBA program.  The fee income would be generated through recurring sales of SBA 504 and/or 7(a) loans.  Our goal is to expand the SBA 7(a) guaranteed loan portfolio substantially over the next several years.  We are also focused on expanding our SBA 504 fixed rate lending program in the future and our current plan is to sell all of these loans to avoid interest-rate risk associated with these long-term fixed rate loans.  In effect, the SBA 504 loan program for the Company is a fee income vehicle, similar to a mortgage banking program.”

The Company previously reported in a press release dated March 20, 2003 that it completed a private placement for $13,330,000 of 30-year term Trust Preferred Securities.  The Trust Preferred Securities have a fixed interest rate of 6.335% for the first five years and interest will reset quarterly at the three month Libor rate plus 3.25% for the next 25 years.

The Company also reported in a press release dated April 9, 2003 that the Board of Directors had authorized an increase in the Company’s common stock repurchase program of 300,000 shares, or 6.2% of the outstanding common shares as of March 31, 2003.

Pacific Crest Capital, Inc. is a bank holding Company that conducts business through its wholly owned subsidiary, Pacific Crest Bank.  Since its establishment in 1974, Pacific Crest Bank has operated as a specialized business bank providing exceptional service to California’s small businesses, entrepreneurs, and investors.  Products offered include customized loans on income producing real estate, business loans under the U.S. Small Business Administration 7(a) and 504 loan programs, lines of credit and term loans to businesses and professionals, and specialized FDIC-insured savings and checking account programs. The Bank is an SBA “Preferred Lender” in the entire Southern California region from Santa Barbara to San Diego, in all of Northern California, and in the state of Oregon.  Pacific Crest Bank is headquartered in Agoura Hills, California, operates three California full-service branches located in Beverly Hills, Encino, and San Diego and provides loan production services primarily throughout California and Oregon.

Previously released Company press releases, reports filed with the Securities and Exchange Commission, and other information is available on the Company’s Web page on the Internet at http://www.paccrest.com.

Certain matters discussed in this news release constitute forward-looking statements under Section 27A of the Securities Act and Section 21E of the Securities Exchange Act.  Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results, performance, or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements.  These risks include, but are not limited to, general economic conditions nationally and in California, unanticipated credit losses in the Company’s loan portfolio, rapid changes in interest rates, possible future terrorist acts, and other risks discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, which has been filed with the Securities and Exchange Commission.

PACIFIC CREST CAPITAL, INC.

SELECTED FINANCIAL DATA

(Unaudited)

(Dollars in thousands, except per share data)	Three Months Ended			Three Months Ended
	March 31, 2003	March 31, 2002	% Change	March 31, 2003	December 31, 2002	% Change
Earnings and Dividends:
Net income	$2,129	$1,523	39.79%	$2,129	$2,145	(0.75)%
Diluted earnings per common share	0.40	0.29	37.93%	0.40	0.40	0.00%
Cash dividends per common share	0.05	0.04	25.00%	0.05	0.05	0.00%

Performance Ratios:
Return on average equity (1)(2)	19.30%	15.85%		19.30%	20.24%
Return on average assets (1)	1.42%	1.10%		1.42%	1.51%
Net interest rate spread (3)	4.20%	3.60%		4.20%	4.37%
Net interest margin (4)	4.38%	3.90%		4.38%	4.60%
Operating expense to average assets (1)(5)	2.25%	2.23%		2.25%	2.25%
Efficiency ratio (6)	47.58%	52.53%		47.58%	46.61%

Average Balances:
Average shareholders’ equity	$45,411	$38,429	18.17%	$45,411	$43,025	5.55%
Average realized shareholders’ equity (2)	44,120	38,442	14.77%	44,120	42,398	4.06%
Average total assets	598,743	551,527	8.56%	598,743	567,081	5.58%

Loan Activity:
Loan originations	$28,172	$22,554	24.91%	$28,172	$24,342	15.73%
Loan sales - SBA	4,643	—	100.00%	4,643	—	100.00%

Allowance for Loan Losses Activity:
Allowance at beginning of period	$8,585	$7,946		$8,585	$8,583
Provision for loan losses	50	100		50	46
Net (charge-offs) recoveries:
Charge-offs	—	—		—	(44)
Recoveries	—	330		—	—
Total net (charge-offs) recoveries	—	330		—	(44)
Allowance at end of period	$8,635	$8,376		$8,635	$8,585
Annualized net (charge-offs) recoveries to average loans	0.00%	0.29%		0.00%	(0.04)%

Balance Sheet Data:
Investment securities, at market	$132,109	$73,418	79.94%	$132,109	$77,510	70.44%
Loans, net of deferred loan fees	456,565	456,127	0.10%	456,565	454,352	0.49%
Assets	604,983	603,744	0.21%	604,983	548,004	10.40%
Deposits	361,035	359,496	0.43%	361,035	404,437	(10.73)%
Borrowings	190,580	137,250	38.86%	190,580	97,250	95.97%
Shareholders’ equity	46,082	45,179	2.00%	46,082	39,094	17.87%

(1)  Annualized calculation.

(2)  Calculation excludes average accumulated other comprehensive income (loss) from average shareholders’ equity.

(3)  Net interest rate spread is defined as the yield earned on average total interest-earning assets less the rate paid on average total interest-bearing liabilities.

(4)  Net interest margin is defined as annualized net interest income divided by average total interest-earning assets.

(5)  Operating expense is defined as total non-interest expense less other real estate owned and collection expenses.

(6)  Efficiency ratio is defined as operating expense divided by the sum of net interest income, loan prepayment and late fee income, gain on sale of SBA 7(a) loans, gain on sale of SBA 504 loans and broker fee income, and other income.

PACIFIC CREST CAPITAL, INC.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(Dollars and shares in thousands, except per share data)	Three Months Ended
	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
Interest income:
Loans	$8,563	$9,084	$9,438	$9,380	$9,503
Securities purchased under resale agreements	9	20	30	18	103
Investment securities available for sale:
U.S. agency mortgage-backed securities	1,260	924	977	993	719
Corporate debt securities	19	36	39	39	39
Total interest on investment securities	1,279	960	1,016	1,032	758
Total interest income	9,851	10,064	10,484	10,430	10,364

Interest expense:
Checking accounts	48	52	58	61	63
Savings accounts	506	563	644	669	701
Certificates of deposit	1,626	1,847	2,085	2,681	2,990
Total interest on deposits	2,180	2,462	2,787	3,411	3,754

FHLB advances	1,055	869	611	401	311
Term borrowings	—	10	478	521	663
Trust preferred securities	433	404	404	405	404
Total interest on borrowings	1,488	1,283	1,493	1,327	1,378
Total interest expense	3,668	3,745	4,280	4,738	5,132

Net interest income	6,183	6,319	6,204	5,692	5,232
Provision for loan losses	50	46	175	150	100
Net interest income after provision for loan losses	6,133	6,273	6,029	5,542	5,132

Non-interest income:
Loan prepayment and late fee income	157	238	227	151	206
Gain (loss) on sale of SBA 7(a) loans	381	—	25	196	—
Gain on sale of SBA 504 loans and broker fee income	73	65	704	300	132
Gain (loss) on sale of investment securities	20	(81)	(682)	—	—
Other income	281	231	270	220	286
Total non-interest income	912	453	544	867	624

Non-interest expense:
Salaries and employee benefits	2,250	2,065	2,452	2,089	2,181
Net occupancy expenses	431	409	466	516	405
Communication and data processing	207	245	261	268	246
Legal, audit, and other professional fees	184	188	158	180	(1)
Other real estate owned and collection expenses	—	—	4	22	—
Other expenses	294	287	281	272	245
Total non-interest expense	3,366	3,194	3,622	3,347	3,076

Income before income taxes	3,679	3,532	2,951	3,062	2,680
Income tax provision	1,550	1,387	1,000	1,319	1,157
Net income	$2,129	$2,145	$1,951	$1,743	$1,523

Earnings per share:
Basic	$0.44	$0.44	$0.40	$0.36	$0.31
Diluted	$0.40	$0.40	$0.36	$0.33	$0.29

Weighted average shares:
Basic	4,856	4,840	4,863	4,867	4,849
Diluted	5,382	5,371	5,383	5,361	5,296

PACIFIC CREST CAPITAL, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
	(Unaudited)	(Audited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Cash	$4,038	$3,199	$3,170	$7,367	$6,920
Securities purchased under resale agreements	2,734	7,802	3,220	3,456	4,162
Cash and cash equivalents	6,772	11,001	6,390	10,823	11,082

U.S. agency mortgage-backed securities	130,291	70,516	82,217	68,173	74,131
Corporate debt securities	1,818	2,902	3,008	3,291	3,379
Total investment securities available for sale	132,109	73,418	85,225	71,464	77,510

Unsettled mortgage-backed securities trades	—	56,672	—	—	—

Income property loans	414,316	411,226	418,829	435,932	423,661
SBA business loans held for investment	13,634	13,548	14,248	11,401	10,041
SBA business loans held for sale	21,316	23,734	21,955	14,286	14,148
Other loans	7,103	7,422	6,935	6,975	6,495
Deferred loan costs (fees)	196	197	228	21	7
Total loans, net of deferred loan fees	456,565	456,127	462,195	468,615	454,352
Allowance for loan losses	(8,635)	(8,585)	(8,583)	(8,529)	(8,376)
Total loans, net	447,930	447,542	453,612	460,086	445,976

Investment in FHLB stock	9,129	6,306	6,025	4,125	2,022
Deferred income taxes, net	3,449	3,596	4,091	4,045	5,291
Accrued interest receivable	2,507	2,353	2,421	2,632	2,689
Prepaid expenses and other assets	2,056	1,749	1,861	1,768	2,174
Premises and equipment	1,031	1,107	1,177	1,237	1,260
Total other assets	18,172	15,111	15,575	13,807	13,436
Total assets	$604,983	$603,744	$560,802	$556,180	$548,004

Liabilities
Checking accounts	$17,001	$16,014	$16,063	$15,523	$18,836
Savings accounts	135,287	128,420	132,589	133,407	133,509
Certificates of deposit	208,747	215,062	221,162	228,039	252,092
Total deposits	361,035	359,496	369,814	376,969	404,437

FHLB advances	160,000	120,000	111,000	82,500	40,000
Term borrowings	—	—	10,000	30,000	40,000
Trust preferred securities	30,580	17,250	17,250	17,250	17,250
Total borrowings	190,580	137,250	138,250	129,750	97,250

Accrued interest payable and other liabilities	7,286	5,807	9,845	8,205	7,223
Accounts payable for unsettled securities trades	—	56,012	—	—	—
Total liabilities	558,901	558,565	517,909	514,924	508,910

Shareholders’ Equity
Common stock, at par	60	60	60	60	60
Additional paid-in capital	27,402	27,471	27,584	27,592	27,682
Beginning retained earnings	25,628	19,140	19,140	19,140	19,140
Year-to-date earnings	2,129	7,362	5,217	3,266	1,523
Year-to-date dividends	(243)	(874)	(632)	(389)	(194)
Accumulated other comprehensive income (loss)	1,052	1,296	849	296	(351)
Common stock in treasury, at cost	(9,946)	(9,276)	(9,325)	(8,709)	(8,766)
Total shareholders’ equity	46,082	45,179	42,893	41,256	39,094
Total liabilities and shareholders’ equity	$604,983	$603,744	$560,802	$556,180	$548,004

PACIFIC CREST CAPITAL, INC.

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

(Dollars in thousands)	Three Months Ended
	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
Average Interest-Earning Assets:
Loans, net of deferred loan fees	$458,169	$460,628	$466,822	$461,725	$458,994
Securities purchased under resale agreements	3,453	6,164	7,324	3,897	25,620

Investment securities - at amortized cost:
U.S. agency mortgage-backed securities	107,832	75,048	73,450	70,687	55,187
Corporate debt securities	2,425	3,456	4,127	4,131	4,126
Total investment securities	110,257	78,504	77,577	74,818	59,313
Total interest-earning assets	$571,879	$545,296	$551,723	$540,440	$543,927

Average Interest-Bearing Liabilities:
Checking accounts	$15,856	$16,293	$15,874	$15,861	$14,831
Savings accounts	131,365	129,787	131,514	133,524	135,381
Certificates of deposit	206,301	219,014	228,005	243,979	256,477
Total deposits	353,522	365,094	375,393	393,364	406,689

FHLB advances	160,148	120,595	87,835	58,332	40,000
Term borrowings	—	652	28,261	31,099	40,000
Trust preferred securities	19,028	17,250	17,250	17,250	17,250
Total borrowings	179,176	138,497	133,346	106,681	97,250
Total interest-bearing liabilities	$532,698	$503,591	$508,739	$500,045	$503,939

Yields on Average Interest-Earning Assets:
Loans, net of deferred loan fees	7.58%	7.82%	8.02%	8.15%	8.40%
Securities purchased under resale agreements	1.06%	1.29%	1.63%	1.85%	1.63%

Investment securities - at amortized cost:
U.S. agency mortgage-backed securities	4.67%	4.92%	5.32%	5.62%	5.21%
Corporate debt securities	3.13%	4.17%	3.78%	3.78%	3.78%
Total investment securities	4.64%	4.89%	5.24%	5.52%	5.11%
Total interest-earning assets	6.99%	7.32%	7.54%	7.74%	7.73%

Rates on Average Interest-Bearing Liabilities:
Checking accounts	1.23%	1.27%	1.45%	1.54%	1.72%
Savings accounts	1.56%	1.72%	1.94%	2.01%	2.10%
Certificates of deposit	3.20%	3.35%	3.63%	4.41%	4.73%
Total deposits	2.50%	2.68%	2.95%	3.48%	3.74%

FHLB advances	2.67%	2.86%	2.76%	2.76%	3.15%
Term borrowings	0.00%	6.00%	6.62%	6.63%	6.63%
Trust preferred securities	9.10%	9.37%	9.37%	9.39%	9.37%
Total borrowings	3.35%	3.69%	4.43%	4.96%	5.68%
Total interest-bearing liabilities	2.79%	2.95%	3.34%	3.80%	4.13%

Net Interest Rate Spread	4.20%	4.37%	4.20%	3.94%	3.60%
Net Interest Margin	4.38%	4.60%	4.46%	4.22%	3.90%

PACIFIC CREST CAPITAL, INC.

SELECTED FINANCIAL DATA

(Unaudited)

(Dollars and shares in thousands, except per share data)	At or For the Three Months Ended
	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
Loan Originations:
Income property loans	$24,965	$19,858	$7,744	$28,813	$20,693
Commercial business loans (1)	—	—	—	—	—
SBA business loans:
7(a) loans - guaranteed portion	2,161	1,550	8,080	3,028	1,457
7(a) loans - unguaranteed portion	683	476	2,642	965	404
Total 7(a) loans	2,844	2,026	10,722	3,993	1,861
504 first lien loans	205	1,366	1,642	902	—
504 second lien loans	158	1,092	1,275	689	—
Total 504 loans	363	2,458	2,917	1,591	—
Total SBA business loans	3,207	4,484	13,639	5,584	1,861
Total loan originations	$28,172	$24,342	$21,383	$34,397	$22,554

Loan Sales:
SBA 7(a) guaranteed loans	$3,946	$—	$320	$2,609	$—
SBA 504 first lien loans	697	—	2,645	782	—
Total SBA loan sales	$4,643	$—	$2,965	$3,391	$—

Performance Ratios:
Return on average equity (2) (3)	19.30%	20.24%	18.94%	17.48%	15.85%
Return on average assets (2)	1.42%	1.51%	1.39%	1.27%	1.10%
Net interest rate spread (4)	4.20%	4.37%	4.20%	3.94%	3.60%
Net interest margin (5)	4.38%	4.60%	4.46%	4.22%	3.90%
Operating expense to average assets (2) (6)	2.25%	2.25%	2.58%	2.43%	2.23%
Efficiency ratio (7)	47.58%	46.61%	48.69%	50.69%	52.53%

Average Balances:
Average shareholders’ equity	$45,411	$43,025	$41,579	$39,946	$38,429
Average realized shareholders’ equity (3)	44,120	42,398	41,198	39,889	38,442
Average total assets	598,743	567,081	560,407	547,667	551,527

Per Share Data:
Cash dividends per common share	$0.05	$0.05	$0.05	$0.04	$0.04
Tangible book value per common share	9.54	9.31	8.87	8.47	8.06

Common Stock Analysis:
Common stock issued at quarter-end	5,973	5,973	5,973	5,973	5,973
Treasury stock held at quarter-end	(1,143)	(1,119)	(1,135)	(1,102)	(1,123)
Common stock outstanding at quarter-end	4,830	4,854	4,838	4,871	4,850

(1)  Primarily represents unsecured loans to financial institutions.

(2)  Annualized calculation.

(3)  Calculation excludes average accumulated other comprehensive income (loss) from average shareholders’ equity.

(4)  Net interest rate spread is defined as the yield earned on average total interest-earning assets less the rate paid on average total interest-bearing liabilities.

(5)  Net interest margin is defined as annualized net interest income divided by average total interest-earning assets.

(6)  Operating expense is defined as total non-interest expense less other real estate owned and collection expenses.

(7)  Efficiency ratio is defined as operating expense divided by the sum of net interest income, loan prepayment and late fee income, gain on sale of SBA 7(a) loans, gain on sale of SBA 504 loans and broker fee income, and other income.

PACIFIC CREST CAPITAL, INC.

SELECTED FINANCIAL DATA

(Unaudited)

	At or For the Three Months Ended
(Dollars in thousands)	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
Loans Held for Sale:
SBA 7(a) guaranteed loans	$18,713	$20,621	$20,172	$12,701	$12,672
SBA 504 first lien loans	2,603	3,113	1,783	1,585	1,476
Total loans held for sale	$21,316	$23,734	$21,955	$14,286	$14,148

Non-Performing Assets:
Non-accrual loans	$316	$—	$—	$—	$153
Other real estate owned (OREO)	—	—	—	—	—
Total non-performing assets	$316	$—	$—	$—	$153

Non-accrual loans to total loans	0.07%	0.00%	0.00%	0.00%	0.03%
Total non-performing assets to total assets	0.05%	0.00%	0.00%	0.00%	0.03%

Allowance for Loan Losses Activity:
Allowance at beginning of quarter	$8,585	$8,583	$8,529	$8,376	$7,946
Provision for loan losses	50	46	175	150	100
Net (charge-offs) recoveries:
Charge-offs	—	(44)	(166)	—	—
Recoveries	—	—	45	3	330
Total net (charge-offs) recoveries	—	(44)	(121)	3	330
Allowance at end of quarter	$8,635	$8,585	$8,583	$8,529	$8,376

Asset Quality Ratios:
Allowance for loan losses to total loans	1.89%	1.88%	1.86%	1.82%	1.84%
Allowance for loan losses to non-accrual loans	2732.59%	NM	NM	NM	5474.51%
Annualized net (charge-offs) recoveries to average loans	0.00%	(0.04)%	(0.10)%	0.00%	0.29%

Regulatory Capital Ratios:
Pacific Crest Capital, Inc.
Leverage ratio	10.04%	10.33%	10.01%	9.97%	9.53%
Tier 1 risk-based capital ratio	13.63%	13.31%	12.59%	11.90%	11.78%
Total risk-based capital ratio	18.42%	15.17%	14.57%	13.94%	13.96%

Pacific Crest Bank
Leverage ratio	9.79%	10.05%	9.86%	9.82%	9.52%
Tier 1 risk-based capital ratio	13.25%	12.91%	12.37%	11.69%	11.75%
Total risk-based capital ratio	14.51%	14.17%	13.63%	12.94%	13.00%

Regulatory Capital Data:
Pacific Crest Capital, Inc.
Tier 1 capital	$60,011	$58,511	$56,030	$54,584	$52,568
Total risk-based capital	81,125	66,666	64,866	63,950	62,281
Average total assets	597,423	566,454	559,997	547,581	551,515
Risk-weighted assets	440,411	439,570	445,096	458,786	446,093

Pacific Crest Bank
Tier 1 capital	$58,126	$56,517	$54,826	$53,389	$52,154
Total risk-based capital	63,650	62,028	60,405	59,135	57,739
Average total assets	593,460	562,627	556,005	543,465	547,735
Risk-weighted assets	438,755	437,787	443,254	456,889	443,988